UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 24, 2006

                                ERHC ENERGY INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Colorado                       000-17325                  88-0218499
-----------------------        -----------------------      --------------------
(State of organization)        (Commission File Number)       (IRS Employer
                                                            Identification No.)


5444 Westheimer Road, Suite 1570                                        77056
--------------------------------                                      ----------
Houston, TX
(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number, including area code: (713) 626-4700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 24, 2006, Walter Brandhuber resigned as director and chief executive officer of ERHC Energy Inc. (the "Company"), and Franklin Ihekwoaba resigned as director, chief financial officer and vice president. Mr. Ihekwoaba resigned after recently informing the Audit Committee that he should not have used the designation "C.P.A." following his name and that he had initiated a personal bankruptcy proceeding in December 2005.

The Company has commenced an international recruitment search for replacements for Mr. Brandhuber and Mr. Ihekwoaba as chief executive officer and chief financial officer, respectively.

On July 24, 2006, the board of directors of the Company appointed Nicolae Luca, 46, as acting chief executive officer of the Company to fill, in the interim, the vacancy created by Mr. Brandhuber's resignation. Mr. Luca will serve as acting chief executive officer pending the appointment of a chief executive officer to replace Mr. Brandhuber. Mr. Luca has served as a non-executive director of the Company since February 2001. Since April 1998, Mr. Luca has also served as the technical director for an affiliate of the Company's chairman of the board, the Nigeria-incorporated entity Chrome Oil Services Limited (a separate and distinct entity from the Bahamas-incorporated Chrome Oil Services Limited which is the Company's majority shareholder). Mr. Luca has a bachelor of science in mechanical engineering. As of the date of this Current Report, Mr. Luca has not entered into an employment agreement with the Company.

There is no arrangement or understanding between Mr. Luca and any other person pursuant to which Mr. Luca was selected as acting executive officer. Mr. Luca has no family relationship with any officer or director of the Company. Further, Mr. Luca has not been involved with a related transaction as defined by Item 404(a) of Regulation S-K with the Company.


Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated July 28, 2006

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ERHC Energy Inc.


                                            By: /s/PETER NTEPHE
                                                --------------------------------
                                                Peter Ntephe, Secretary


DATE:    July 28, 2006

                                  EXHIBIT INDEX

Exhibit No.                   Description
-------------                 ---------------------------------
99.1                          Press Release dated July 28, 2006